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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              -------------------

                                AUGUST 10, 1998
                       (Date of earliest event reported)


                            NOBEL INSURANCE LIMITED
             (Exact name of registrant as specified in its charter)


      ISLANDS OF BERMUDA                 0-10071                98-0076395
(State or other jurisdiction of        (Commission)          (I.R.S. employer
 incorporation or organization)        file number          identification no.)



                        SUITE 409, INTERNATIONAL CENTRE
                               26 BERMUDIANA ROAD
                            HAMILTON, BERMUDA HM 11
                    (Address of principal executive offices)


                                  441-292-7104
                        (Registrant's telephone number,
                              including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 18, 1998, the shareholders of Nobel Insurance Limited (the "Company") approved the sale of its United States operating assets to a wholly owned subsidiary of RenaissanceRe Holdings Ltd., an Islands of Bermuda company, and approved and adopted the Plan of Liquidation of Nobel Insurance Limited. On July 10, 1998, pursuant to the Plan of Liquidation, the shareholders of the Company approved the voluntarily winding up of the Company (the "Liquidation") in accordance with the laws of Bermuda and the appointment of Malcolm Butterfield of the Bermuda office of KPMG Peat Marwick ("KPMG"), Chartered Accountants, as the liquidator of the Company (in such capacity, the "Liquidator") to act as Liquidator to oversee the Liquidation under the Bermuda Companies Act.

     As a result of the appointment of Mr. Butterfield and the possible conflict of interest that it represents, KPMG resigned as the Company's certifying accountant on August 10, 1998. The change in accountant is as a result of KPMG's resignation and was not recommended or approved by the Audit Committee of the Board of Directors or the Board of Directors, nor was any such approval required in order to give effect to the resignation. Pending the determination of the time period for the Liquidation, the Company has not yet appointed a new certifying accountant.

     The accountant's reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 1997 and 1996, were unqualified. There were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or reportable events during such periods or through the interim period ended August 10, 1998 (the date of the resignation) or the interim period ended September 25, 1998 (the date of the filing of this amended report).

     KPMG Peat Marwick has reviewed the original report filed on August 17, 1998, and this amended report to be filed on September 25, 1998. In this regard, KPMG Peat Marwick has provided the Company with the letter attached hereto as Exhibit 16.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (a)     Financial statements of businesses acquired: Not applicable.

       (b)     Pro forma financial information: Not applicable.

       (c)     Exhibits:

               16   --   Letter from KPMG dated September 25, 1998



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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NOBEL INSURANCE LIMITED



Dated: September 25, 1998                 By: /s/ JEFFRY K. AMSBAUGH
                                              ---------------------------------
                                              Jeffry K. Amsbaugh, President





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